                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Filed by the registrant  /x/

      Filed by a party other than the registrant / /

      Check the appropriate box:

      /x/       Preliminary proxy statement             / /  Confidential, for Use of the Commission Only
                                                              (as permitted by Rule 14a-6(e)(2))
      / /       Definitive proxy statement

      / /       Definitive additional materials

      / /       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              GREENMAN BROS. INC.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      /x/       $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
                14a-6(i)(2).

      / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)       Title of each class of securities to which transaction applies:

      (2)       Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4)       Proposed maximum aggregate value of transaction:

      (5)       Total fee paid:

      / /       Fee paid previously with preliminary materials.

      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)       Amount previously paid:

      (2)       Form, schedule or registration statement no.:

      (3)       Filing party:

      (4)       Date filed:

                              GREENMAN BROS. INC.
                               105 PRICE PARKWAY
                          FARMINGDALE, NEW YORK 11735

                        -----------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 11, 1995

                        -----------------------------

To Our Stockholders:

     You are cordially invited to attend the Special Meeting of the Stockholders of Greenman Bros. Inc. (the "Company"), which will be held at Chemical Bank, 395 North Service Road, Melville, New York, Media Room, Lower Level, on Monday, December 11, 1995 at 3:00 p.m. local time for the following purposes:

     1.     to act upon a proposal to reincorporate the Company in Delaware;

     2. to act upon a proposal to change the name of the Company to Noodle Kidoodle, Inc.;

     3. to act upon a proposal to increase the authorized shares of Preferred Stock of the Company;

     4. to act upon a proposal to increase the authorized shares of Common Stock of the Company;

     5. to act upon a proposal to increase the number of options automatically awarded annually to outside directors of the Company and the number of shares authorized for issuance, under the Company's Outside Directors' 1994 Stock Option Plan; and

     6. to transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on November 6, 1995 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the meeting or at any adjournment thereof.

                                           By Order of the Board of Directors,

                                           /s/ Stanley Greenman

                                           STANLEY GREENMAN
                                           Chairman of the Board

Farmingdale, New York
November 13, 1995

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

PLEASE NOTE: Directions to Chemical Bank in Melville, N.Y. can be found on the last page of the accompanying proxy statement.

                              GREENMAN BROS. INC.
                               105 PRICE PARKWAY
                          FARMINGDALE, NEW YORK 11735

                        -----------------------------

                                PROXY STATEMENT
                               DECEMBER 11, 1995

                        -----------------------------


     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Greenman Bros. Inc. (the "Company") of proxies to be voted at the Special Meeting of Stockholders of the Company which has been scheduled for Monday, December 11, 1995 and any adjournment or adjournments thereof. The shares represented by each properly executed proxy solicited by the Board of Directors and received by the Company will be voted as specified by the stockholder on the proxy. If no such specification is made shares will be voted (i) FOR the proposal to reincorporate the Company in Delaware (the "Reincorporation Proposal"), (ii) FOR the proposal to change the name of the Company to Noodle Kidoodle, Inc. (the "Change of Name Proposal"), (iii) FOR the proposal to increase the number of authorized shares of Preferred Stock of the Company by 500,000 to a total of 1,000,000 shares (the "Increase in Preferred Stock Proposal"), (iv) FOR the proposal to increase the number of authorized shares of Common Stock of the Company by 5,000,000 to a total of 15,000,000 shares (the "Increase in Common Stock Proposal"), (v) FOR the proposal to increase the number of options automatically awarded annually to outside directors to 4,000 from 1,000, and the number of shares authorized for issuance under the Company's Outside Directors' 1994 Stock Option Plan (the "Plan") to a total of 125,000 shares from 75,000 shares (the "Plan Increase Proposal," and, together with the Reincorporation Proposal, the Change of Name Proposal, the Increase in Preferred Stock Proposal and the Increase in Common Stock Proposal, the "Proposals"), and (vi) in accordance with the judgment of the person or persons voting such proxies with respect to such other matters, if any, as may properly come before the meeting. Any such proxy may be revoked at any time before its exercise by giving written notice of revocation to the Secretary of the Company, by submitting a later-dated proxy or by voting in person at the meeting (after having notified the Secretary at any time prior to the voting of the proxy).

     If sufficient stockholders approve the Proposals, the Board of Directors will merge the Company into a wholly-owned Delaware subsidiary of the Company which would be the surviving corporation and adopt the Certificate of Incorporation of the Delaware subsidiary attached as Exhibit A to Annex I hereto as the Certificate of Incorporation of the surviving corporation, thereby reincorporating the Company in Delaware, changing its name to Noodle Kidoodle, Inc. and authorizing the additional Preferred Stock and Common Stock, and amend the Plan to authorize issuance of the additional shares provided for under the Plan Increase Proposal.

     This Proxy Statement and the accompanying form of proxy are being mailed to stockholders of the Company on or about November 13, 1995.

     Following the original mailing of proxy solicitation material, executive and other employees of the Company and professional proxy solicitors, may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

                RECORD DATE, VOTING RIGHTS AND VOTING PROCEDURES

     Only holders of the Company's Common Stock of record at the close of business on November 6, 1995 are entitled to receive notice of, and to vote at, the meeting. At the close of business on November 6, 1995, there were outstanding and entitled to vote 5,369,190 shares of Common Stock. Each holder of record of Common Stock on the record date will be entitled to one vote for each share registered in such stockholder's name on each of the matters to come before the meeting.

     The holders of the Company's Common Stock vote as a single class with regard to all matters to be voted upon at the Special Meeting.

     Under the rules of the Securities and Exchange Commission, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to vote "for", "against" or "abstain" on a proposal. New York law and the Company's By-Laws require the presence of a quorum for the Special Meeting, defined here as a majority of the shares of the Company's Common Stock issued and outstanding. Abstentions will be counted in determining whether a quorum has been reached, as will broker non-votes, which are described below.

     Assuming a quorum is reached at the Special Meeting, it is planned that stockholders will vote on the following matters: (1) the Reincorporation Proposal; (2) the Change of Name Proposal; (3) the Increase in Preferred Stock Proposal; (4) the Increase in Common Stock Proposal; and (5) the Plan Increase Proposal.

     Pursuant to New York law and the Company's By-Laws, approval of the Reincorporation Proposal requires the affirmative vote of two-thirds of all outstanding shares entitled to vote thereon, and approval of the Change of Name Proposal, the Increase in Preferred Stock Proposal, the Increase in Common Stock Proposal, and the Plan Increase Proposal requires the affirmative vote of a majority of all outstanding shares entitled to be voted thereon, in person or by proxy, at the meeting.

     Abstentions are counted in determining the number of outstanding shares entitled to vote but are not counted as votes cast for a proposal; therefore, abstentions will have the effect of a vote against each of the Proposals.

     Brokers holding shares in street name for beneficial owners must vote those shares according to specific instructions they receive from the owners. Under applicable rules, if specific instructions are not received, however, brokers have the authority to vote the shares in their discretion on certain "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. The votes on the Proposals are considered "non-routine" matters on which brokers may not vote in their discretion. Broker non-votes on the Proposals will have the effect of a vote against the Proposals.

     At the Special Meeting, voting will be tabulated by inspectors of election appointed by the Chairman of the Company's Board of Directors.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

PRINCIPAL STOCKHOLDERS

     As of November 6, 1995, the following persons were known by the Company to own beneficially (as defined under applicable rules of the Securities and Exchange Commission) more than 5% of the Company's Common Stock:


        NAME AND ADDRESS OF                 AMOUNT AND NATURE OF                    PERCENTAGE
         BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP                     OF CLASS
         ----------------                   --------------------                   ------------
Ryback Management Corporation . . . . . . .      426,900(1)                            8.0%
and/or Lindner Fund, Inc.
7711 Carondelet Avenue
Box 16900
St. Louis, MO 63105

Dimensional Fund Advisors Inc.  . . . . . .      387,000(2)                            7.2%
1299 Ocean Avenue
Suite 650
Santa Monica, California 90401

Phyllis Greenman Successor Trustee  . . . .      278,643                               5.2%
of the Bernard Greenman Marital
Deduction Trust Under Agreement
Dated March 22, 1991
16915 River Birch Circle
Delray Beach, Florida 33445

Stanley Greenman  . . . . . . . . . . . . .      360,022(3)                            6.6%
105 Price Parkway
Farmingdale, New York 11735

Stewart Katz  . . . . . . . . . . . . . . .      351,607(4)                            6.4%
105 Price Parkway
Farmingdale, New York 11735

---------------

1. Based upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on January 25, 1995. Such Schedule states that as of December 31, 1994, Ryback Management Corporation ("Ryback"), a registered investment advisor, had sole voting and investment power as to 426,900 shares of the Company's Common Stock, 325,300 shares (6.2%) of which are held by Lindner Fund, Inc., a registered investment company, for which Ryback serves as investment advisor.

2. Based upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on January 30, 1995. Such Schedule states that the beneficial owner has sole voting power as to 245,300 shares and sole investment power as to 387,000 shares. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 387,000 shares of the Company's Common Stock as of November 6, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

3. Includes 18,750 shares owned of record by Stanley Greenman as custodian for a child, with respect to which shares Mr. Greenman disclaims beneficial ownership, and 120,000 shares issuable upon the exercise of options exercisable within 60 days from November 6, 1995.

4. Includes 181,200 shares owned of record and beneficially by Stewart Katz's wife, 37,907 shares owned of record by Mr. Katz's children, with respect to which shares Mr. Katz disclaims beneficial ownership, and 120,000 shares issuable upon the exercise of options exercisable within 60 days from November 6, 1995.

MANAGEMENT

     As of November 6, 1995 each director and the Three Named Officers (as defined in "Executive Compensation" below) and the executive officers, nominees and directors of the Company as a group, beneficially owned (as defined under applicable rules of the Securities and Exchange Commission) shares of the Company's Common Stock as follows:


                                                                   PERCENTAGE OF
                                       AMOUNT AND NATURE OF         CLASS AS OF
                                      BENEFICIAL OWNERSHIP(1)    NOVEMBER 6, 1995
                                      -----------------------    ----------------
Stanley Greenman  . . . . . . . . . .          360,022(2)              6.6%
Stewart Katz  . . . . . . . . . . . .          351,607(3)              6.4%
Lester Greenman . . . . . . . . . . .         182,500                  3.4%
William A. Johnson, Jr  . . . . . . .           9,500                    *
Robert Stokvis  . . . . . . . . . . .          21,750                    *
Barry W. Ridings  . . . . . . . . . .           3,500                    *
Joseph A. Madenberg . . . . . . . . .           3,000                    *
Robin L. Farkas . . . . . . . . . . .           3,000                    *
Irwin Tantleff  . . . . . . . . . . .           1,500                    *
All executive officers, nominees and
  directors, as a group (9 persons) .         936,379                  16.6%

---------------

* Less than 1%.

1. Includes shares issuable upon exercise of options exercisable within 60 days from November 6, 1995 as follows: Stanley Greenman (120,000), Stewart Katz (120,000), Lester Greenman (2,500), William A. Johnson, Jr. (8,500), Robert Stokvis (4,250), Barry W. Ridings (2,500), Joseph A. Madenberg (3,000), Robin L. Farkas (3,000), Irwin Tantleff (-0-).

2. Includes 18,750 shares owned of record by Stanley Greenman as custodian for a child, with respect to which shares Mr. Greenman disclaims beneficial ownership.

3. Includes 181,200 shares owned of record and beneficially by Stewart Katz's wife and 37,907 shares owned of record by Mr. Katz's children, with respect to which shares Mr. Katz disclaims beneficial ownership.

     Except as noted in the footnotes to the two tables above, the Company believes the beneficial holders listed above have sole voting and investment power regarding the shares shown as being beneficially owned by them.

     Management controls, in the aggregate, approximately 12.5 % of the outstanding Common Stock of the Company. Management intends to vote its Common Stock for the Proposals.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation for services, in all capacities for the fiscal years ended January 28, 1995 ("fiscal 1995"), January 29, 1994 ("fiscal 1994"), January 30, 1993 ("fiscal
1993"), of those persons who were, at the end of fiscal 1995, the Chief Executive Officer and the most highly compensated executive officers of the Company (collectively, the "Three Named Officers").

                                                                                         LONG TERM
                                                        ANNUAL COMPENSATION             COMPENSATION
                                                        -------------------------   --------------------

                                                                      OTHER ANNUAL  RESTRICTED  SECURITIES          ALL OTHER
    NAME AND PRINCIPAL            FISCAL                              COMPENSATION    STOCK     UNDERLYING         COMPENSATION
         POSITION                  YEAR         SALARY         BONUS      (1)         AWARDS    OPTIONS(#)  PAYOUTS    (2)
         --------                  ----         ------         -----      ---         ------    ----------  -------    ---
Stanley Greenman                   1995       $263,500          None       --          None       30,000      None   $552.15
Chairman of the Board,             1994       $275,000          None       --          None         None      None   $613.35
Chief Executive Officer            1993       $275,000          None       --          None       56,250      None   $359.63
and Treasurer

Stewart Katz                       1995       $241,000          None       --          None       30,000      None   $738.48
President,                         1994       $250,000          None       --          None         None      None   $995.50
Chief Operating Officer            1993       $250,000          None       --          None       56,250      None   $736.30
and Assistant Secretary

William A. Johnson, Jr             1995       $160,000(3)       None       --          None         None      None   $638.96
Vice President -- Chief            1994       $157,000          None       --          None        7,500      None   $685.37
Financial Officer and              1993       $157,000          None       --          None          500      None   $642.51
Secretary

---------------

(1) The Company has concluded that the aggregate amount of perquisites and other personal benefits paid to each of the Three Named Officers for fiscal 1995 did not exceed the lesser of 10% of such officer's total annual salary and bonus for each of fiscal 1995, 1994 and 1993 or $50,000; such amounts are, therefore, not reflected in the table.

(2) Represents for each of the Three Named Officers the amount contributed as matching contributions by the Company under the Company's 401(k) Plan.

(3) Includes a retroactive annual increase of $5,000 from fiscal 1994 paid to Mr. Johnson in fiscal 1995.

OPTION GRANTS TABLE FOR FISCAL 1995

     The following table sets forth information concerning stock option grants made during fiscal 1995 to the Three Named Officers. These grants are also reflected in the Summary Compensation Table. In accordance with the SEC rules, a repricing of outstanding options is treated as a new grant. Also in accordance with the SEC rules, the hypothetical gains or "option spreads" for each option grant are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of growth are prescribed by the SEC and are for illustrative purposes only; they are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance. The Company has not granted any stock appreciation rights.

                                                                                              POTENTIAL REALIZABLE VALUE AT
                                       INDIVIDUAL GRANTS                                         ASSUMED ANNUAL RATES OF
                                       -----------------                                        STOCK PRICE APPRECIATION
                                           % OF TOTAL                                                FOR OPTION TERM
                             NUMBER OF      OPTIONS                                                  ---------------
                             SECURITIES    GRANTED TO     EXERCISE                            5%                      10%
                             UNDERLYING   EMPLOYEES IN     ON BASE                            --                      ---
                              OPTIONS     FISCAL YEAR       PRICE       EXPIRATION     STOCK     POTENTIAL     STOCK      POTENTIAL
        NAME                 GRANTED(#)     1995(1)     ($/SHARE)(2)     DATE(3)       PRICE       VALUE       PRICE        VALUE
        ----                 ----------     -------     ------------     -------       -----       -----       -----        -----
Stanley Greenman  . . . . .    30,000        31.8%          $5.50        12/20/99     $7.02       $45,600       $8.86      $100,800
Stewart Katz  . . . . . . .    30,000        31.8%          $5.50        12/20/99     $7.02       $45,600       $8.86      $100,800
William A. Johnson, Jr. . .     None          --              --            --          --           --          --           --

---------------

(1) During fiscal 1995, the expiration date of options to purchase a total of 12,500 shares held by 2 employees was extended and the exercise price of such options was increased and options to purchase 81,750 shares were granted to 17 employees.

(2) The exercise price of the options granted was equal to the fair market value of the underlying stock on the date of grant.

(3) Grants become exercisable in equal installments on the first four anniversaries of the date of grant. Vesting may be accelerated upon the occurrence of certain events. See "--Employment Agreements."

AGGREGATED OPTION EXERCISES IN FISCAL 1995 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information concerning all exercises of stock options during fiscal 1995 by the Three Named Officers and the fiscal year-end value of unexercised options on an aggregated basis. The Company has not granted any stock appreciation rights.

                                                                NUMBER OF SECURITIES                    VALUE OF
                                                               UNDERLYING UNEXERCISED          UNEXERCISED IN-THE-MONEY
                                                               OPTIONS AT 1/28/95(#)           OPTIONS AT 1/28/95($)(1)
                            SHARES ACQUIRED    VALUE       ----------------------------      -----------------------------
     NAME                   ON EXERCISE(#)  REALIZED($)    EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
     ----                   --------------  -----------    -----------    -------------      -----------     -------------
Stanley Greenman                 None           N/A         112,500           30,000            $14,062           $0
Stewart Katz                     None           N/A         112,500           30,000            $14,062           $0
William A. Johnson, Jr.          None           N/A          21,250            3,750             $8,781           $0

---------------

(1) Options are "in-the-money" if, on January 28, 1995, the market price of the Common Stock ($4.5625) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock covered by the options on January 28, 1995 and the aggregate exercise price of such options.


DIRECTOR COMPENSATION

         Directors who are not employees of the Company receive a fee of $2,000 for each Board meeting they attend. Additionally, directors who are not employees of the Company receive a fee of $1,000 for attendance at committee meetings which are held on a date other than the date of a scheduled Board of Directors Meeting.

         Under the Company's Outside Directors' 1994 Stock Option Plan, directors who are not employees of the Company are issued an option to purchase 5,000 shares of Common Stock of the Company upon initial election to the Board of Directors. Each year thereafter, on April 26th, non-employee directors are automatically issued an option to purchase 1,000 shares of Common Stock of the Company. The options granted under such plan have a term of 5 years and become exercisable as to 50% of the shares on the first anniversary of the date of the grant and as to the remaining 50% of the shares on the second anniversary of the date of grant.

         Mr. Bernard Greenman, a founder and former Chairman of the Board, passed away in April, 1994. Pursuant to a consulting agreement, dated January 31, 1990, by and between the Company and Bernard Greenman, Mr. Greenman was to have served as a consultant to the Company from February 1, 1990 until January 31, 1995 (the "Consulting Period"), at the annual rate of $75,000. Under the terms of the agreement, as a result of Mr. Greenman's death during the Consulting Period, the Company is obligated to pay his estate (i) the balance of the consulting fee for the remainder of the fiscal year in which Mr. Greenman died and (ii) the consulting fee for the Company's next succeeding full fiscal year. In addition, pursuant to the agreement, the Company is required to provide coverage or reimbursement for all medical and dental expenses incurred by Phyllis Greenman, Mr. Greenman's wife during each of their lives, regardless of Mr. Greenman's employment status with the Company.

EMPLOYMENT AGREEMENTS

         As of February 1, 1995, the Company entered into new employment agreements with Stanley Greenman and Stewart Katz (collectively, the "Employment Agreements") to replace the employment agreements with each of Messrs. Greenman and Katz, which expired on January 31, 1995 (the "Old Employment Agreements"). During fiscal years 1993, 1994 and 1995, the employment of Mr. Greenman and Mr. Katz was governed by their respective Old Employment Agreements. Under the Old Employment Agreements, Mr. Greenman's and Mr. Katz's base salaries during fiscal 1995 were $275,000 and $250,000, respectively, in each case subject to increases determined by the Compensation and Stock Option Committee and approved by the Board of Directors.

         Each of the Employment Agreements provides for employment until January 31, 1998 and annual base salaries for Messrs. Greenman and Katz equal to the amounts paid during fiscal 1995 under the Old Employment Agreements, in each case subject to increases determined by the Compensation and Stock Option Committee and approved by the Board of Directors. In addition, each of the Employment Agreements, and a separate agreement for the benefit of Mr. Johnson, provides that in the event of a Change in Control of the Company (as defined in such agreements) which results in an actual or constructive termination of employment (as defined in such agreements), each of the Three Named Officers is entitled to receive severance pay equal to the difference between 299% of his respective average annual compensation for the prior five calendar years and the present value of all other payments received by him which would be considered as contingent on a change in control. Exercisability of certain stock options held by the Three Named Officers would also be accelerated by actual or constructive termination or hostile takeover events and the value of such accelerated options would be included in the aforementioned calculation.

         In addition, the Employment Agreements provide for the payment of a performance bonus to each of Mr. Greenman and Mr. Katz (each an "Executive"), for each of the three fiscal years ended February 3, 1996 ("Year 1"), February 1, 1997 ("Year 2"), and January 31, 1998 ("Year 3"), based upon the net pre-tax profits or losses of the Company during each such year. The level of the performance bonus for each year can range from zero to 30% of such Executive's base salary for the applicable year. If the maximum performance bonus is not payable for all of Years 1, 2 and 3, each Executive will be paid an additional bonus if a certain aggregate profit level is reached during Years 1, 2 and 3; provided, however, that the aggregate performance bonus paid to each Executive cannot exceed 30% of the sum of such Executive's salary during Years 1, 2 and
3. In addition, the maximum amount of the aggregate performance bonus paid to the Executives shall not exceed 10% of the Company's profits (as defined in the Employment Agreements) for Year 3.

         The Employment Agreements also provide that each Executive will be granted stock options pursuant to the Company's 1994 Stock Incentive Plan based upon the level of net pre-tax profits or losses of the Company achieved in Year 1 and Year 2. The option grant for each year can range from no options to a maximum of 30,000 options. In addition, if the maximum option grant is not awarded for both Year 1 and Year 2, each Executive will be awarded additional options if a certain aggregate profit level is reached during Year 1 and Year 2; provided, however, that in no event will any Executive be granted more than an aggregate of 60,000 options for Year 1 and Year 2.

                                   PROPOSALS

         The Company's Board of Directors has unanimously approved the Reincorporation Proposal, the Change of Name Proposal, the Increase in Preferred Stock Proposal and the Increase in Common Stock Proposal, which, although related, will be voted upon separately by stockholders, and the Plan Increase Proposal. The first matter is the change of the Company's state of incorporation to Delaware from New York, which will be effected by merging the Company with and into a wholly-owned Delaware subsidiary of the Company which would be the surviving corporation (the "Merger"). The second matter is the change of the Company's name to Noodle Kidoodle, Inc., which would be effected by retaining the name of the Delaware subsidiary as the name of the surviving corporation or, if the Reincorporation Proposal is not approved, by changing the name of the Company. The third and fourth matters are the authorization of an additional 500,000 shares of Preferred Stock and 5,000,000 shares of Common Stock which would be effected by retaining the capitalization of the Delaware subsidiary as the capitalization of the surviving corporation, or by changing the capitalization of the Company if the Reincorporation Proposal is not approved.

         If sufficient stockholders approve the Reincorporation Proposal, the Change of Name Proposal, the Increase in Preferred Stock Proposal and the Increase in Common Stock Proposal, the Board of Directors will consummate the Merger and adopt the Certificate of Incorporation of the Delaware subsidiary attached as Exhibit A to Annex I hereto as the Certificate of Incorporation of the surviving corporation, thereby reincorporating the Company in Delaware, changing its name to Noodle Kidoodle, Inc. and authorizing the additional Preferred Stock and Common Stock. If the stockholders approve the Change of Name Proposal, the Increase in Preferred Stock Proposal and/or the Increase in Common Stock Proposal, but fail to approve the Reincorporation Proposal, the Board of Directors will consummate the change in the Company's name and/or capitalization by amending its New York Certificate of Incorporation. If sufficient stockholders approve the Reincorporation Proposal, but fail to approve the Change of Name Proposal, the Increase in Preferred Stock Proposal and/or the Increase in Common Stock Proposal, the Board of Directors will cause the Delaware subsidiary's Certificate of Incorporation to be amended prior to the Merger so that the name of the surviving corporation will be Greenman Bros. Inc. and/or its capitalization will be that of the Company. Even if sufficient stockholders approve the Reincorporation Proposal, the Board of Directors has reserved the right to terminate and abandon the Merger as described below.

         If the stockholders approve the Plan Increase Proposal, the Board of Directors will effect such Proposal by amending the Company's Outside Directors' 1994 Stock Plan.


              PROPOSAL 1:  TO CHANGE THE STATE OF INCORPORATION
                           FROM NEW YORK TO DELAWARE

     The proposed reincorporation will be effected by the merger of the Company into a wholly-owned Delaware subsidiary of the Company organized for such purpose (interchangeably, the "Delaware Company" or the "Surviving Corporation"). The Delaware Company will be the surviving corporation in the Merger. There will be no change in the business or properties of the Company and the Delaware Company as a result of the Merger, and the Surviving Corporation will assume all of the obligations of the Company. The directors and officers of the Surviving Corporation will be the same as those of the Company.

     An Agreement and Plan of Merger (the "Merger Agreement"), in the form attached hereto as Annex I, providing for the Merger has been unanimously approved by the Board of Directors. The Merger Agreement provides, however, that the Board of Directors may terminate the Merger

Agreement and abandon the Merger if for any reason, including, but not limited, to the number of shares for which appraisal rights have been exercised and the cost to the Company thereof, the Board of Directors determines that it is inadvisable to proceed with the Merger. See "Rights of Dissenting Stockholders" below.

     The Certificate of Incorporation for the Delaware Company (the "Delaware Certificate") provides for the authorization of 10,500,000 shares of capital stock (16,000,000 if the stockholders approve the Increase in Common Stock Proposal and the Increase in Preferred Stock Proposal) of which (i) 10,000,000 shares are Common Stock, $.001 par value per share (15,000,000 if the stockholders approve the Increase in Common Stock Proposal) and (ii) 500,000 shares are Preferred Stock, $.001 par value per share (1,000,000 if the stockholders approve the Increase in Preferred Stock Proposal). Pursuant to the Merger Agreement, each outstanding share of the Company's Common Stock and the rights attached thereto pursuant to the Rights Agreement, dated as of May 6, 1988, between the Company and Manufacturers Hanover Trust Company, as amended in 1991, will be converted into a fully paid and non-assessable share of Common Stock of the Surviving Corporation with identical rights attached thereto. Outstanding options and warrants to purchase any number of shares of the Company's Common Stock will be converted into options or warrants to purchase the same number of shares of the Surviving Corporation's Common Stock at the same exercise price. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. OUTSTANDING CERTIFICATES FOR SHARES OF COMMON STOCK OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. The Common Stock of the Surviving Corporation will be listed on the American Stock Exchange. Delivery of certificates for the Company's Common Stock issued prior to the effectiveness of the Merger will constitute "good delivery" of shares in transactions subsequent to the Merger. Certificates representing shares of the Surviving Corporation's Common Stock will be issued with respect to transfers consummated after the Reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

     AT THE EFFECTIVE TIME OF THE MERGER, THE COMPANY WILL BE GOVERNED BY DELAWARE LAW, BY A NEW CERTIFICATE OF INCORPORATION AND NEW BY-LAWS, EACH OF WHICH WILL RESULT IN CHANGES IN THE RIGHTS OF THE STOCKHOLDERS.

     For additional information and details relating to these and other changes, reference is made to the Delaware Certificate, attached to this Proxy Statement as Exhibit A to Annex I, and the discussions in this Proxy Statement under "Principal Reasons for Changing the State of Incorporation," "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-laws." The discussion herein of the provisions of the Delaware Certificate is subject to, and qualified in its entirety by reference to, all the provisions of the Delaware Certificate. Copies of the Certificate of Incorporation and By-laws of the Company and the Certificate of Incorporation and By-laws of the Delaware Company are available for inspection at the principal office of the Company and copies will be sent to stockholders upon request.

PRINCIPAL REASONS FOR CHANGING THE STATE OF INCORPORATION

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations initially choose Delaware as their domicile and many others have reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's long-standing policy of encouraging incorporation in that state, and its consequent preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions which may provide greater predictability with respect to the Company's corporate legal affairs. Certain aspects of Delaware corporate law have, however, been publicly criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' rights and the powers of management under the Delaware General Corporation Law (the "Delaware GCL") and the New York Business Corporation Law (the "New York BCL") see "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-laws" below.

     In the event the Reincorporation Proposal is not approved, the Company will remain a New York corporation.

PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND DELAWARE CORPORATION LAWS

     The Merger will effect several changes in the rights of stockholders as a result of differences between the New York BCL and the Delaware GCL. The provisions of the New York BCL and Delaware GCL differ in many respects. Summarized below are certain of the principal differences affecting the rights of stockholders. This summary does not purport to be a complete statement of differences affecting stockholders' rights under the New York BCL and the Delaware GCL and is subject to, and qualified in its entirety by reference to, all the provisions thereof.

     Dividends. The Delaware GCL provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the current or preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Under the New York BCL, dividends may be paid only out of surplus.

     The Company does not now, and has not recently, paid any dividends on its Common Stock, and any future payment of dividends may be restricted under certain of the Company's credit agreements.

     Dissenters' Rights of Appraisal. Under the New York BCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers, consolidations and sales of all or substantially all the assets of a corporation. The Delaware GCL provides similar rights and procedures for mergers and consolidations only. Furthermore, under the Delaware GCL, even in those cases, such rights are not provided in certain circumstances, including transactions in which shares of the corporation being voted in a merger or consolidation are listed on a national securities exchange (the Company's Common Stock is, and the Delaware Company's Common Stock will be, listed on the American Stock Exchange) or are held of record by more than 2,000 stockholders and in which the shares to be received in such merger or consolidation are shares of the surviving corporation or are listed on a national securities exchange or are held of record by more than 2,000 stockholders.

     The availability of appraisal rights to stockholders of the Company who dissent from the Merger is discussed under "Rights of Dissenting Stockholders" below.

     Issuance to Officers, Directors and Employees of Rights or Options to Purchase Shares. The New York BCL requires the affirmative vote of a majority of the shares entitled to vote in order to issue to officers, directors or employees options or rights to purchase stock. The Delaware GCL does not require stockholder approval of such transactions. However, the Company will remain subject to the rules of the American Stock Exchange which require stockholder approval of the Company's option plans and grants thereunder in certain instances.

     Vote Required. The New York BCL requires that certain mergers and consolidations and sales of all or substantially all of the assets not in the ordinary course of business be approved by the holders of two-thirds of the outstanding stock entitled to vote thereon. Under the Delaware GCL, such transactions require approval by the holders of a majority of the outstanding stock entitled to vote thereon, and a vote of the stockholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation or change in its outstanding stock is involved and (ii) the merger results in no more than a 20% increase in its outstanding common stock.

     Loans to Directors. Under the Delaware GCL, loans may be made to employees or officers, even those who are also directors if the Board of Directors finds that the loan may benefit the corporation. The New York BCL requires that loans to directors be authorized by an affirmative vote of stockholders.

     Redeemable Shares. The Delaware GCL permits redeemable shares to be redeemed at the option of the corporation or the stockholder, while the New York BCL generally permits redemption only at the option of the corporation.

     Corporate Action without a Stockholders' Meeting. The New York BCL permits corporate action without a stockholders' meeting only upon the written consent of all stockholders entitled to vote on such action. The Delaware GCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise, and then requires the corporation to provide notice of the actions taken through such procedure to the stockholders who did not vote with respect to such action.

     Consideration for Shares. Under the New York BCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services constitutes payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Under the Delaware GCL, shares of stock may be issued, and deemed to be fully paid and nonassessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

     Classification of the Board of Directors. The New York BCL permits a classified board with as many as four classes but forbids fewer than three directors in any class. The Delaware GCL permits a classified board of directors with as many as three classes, provided that separate classes of directors must have staggered terms of office with only one class of directors coming up for election each year. Both the Delaware Certificate and the Certificate of Incorporation of the Company provide for a classified board with three classes.

     Business Combination Statutes. The New York BCL prohibits any "business combination" (as therein defined) between a "domestic corporation" and an "interested stockholder" for five years after the date that the interested stockholder became an interested stockholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested stockholder or (ii) certain statutory fair price requirements are met. A "resident domestic corporation" is defined as any corporation that (i) is incorporated in New York, (ii) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% subsidiaries), and (iii) has at least 10% of its stock beneficially owned by New York residents. An "interested stockholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting stock of the corporation.

     The Delaware GCL prohibits any "business combination" between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless (i) prior to that date the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such date the business combination is approved by the board of directors and at least two thirds of the outstanding shares of voting stock not owned by the interested stockholder. The Delaware GCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive offices or significant operations be located in Delaware in order to be covered by this law.

     Number of Directors. Under the Delaware GCL, a corporation may have as few as one director and there are no maximum limits. The specific number may be fixed in the certificate of incorporation but if so, it may be changed only with both board of directors and stockholder approval. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws.

     Under the New York BCL, the number of directors may not be less than three, and any higher number may be fixed by the by-laws or by action of the stockholders or of the board of directors under specific provisions of the by-laws adopted by the stockholders. The number of directors may be increased or decreased by amendment of the by-laws or by action of the stockholders or of the board of directors under the specific limitation of a by-law adopted by the stockholders, subject to certain limitations.

     Inspection of Stockholder's List. With respect to the inspection of stockholder's lists, the New York BCL provides a right of inspection on at least 5 days written demand to (i) any person who shall have been a stockholder for at least 6 months immediately preceding his demand or (ii) any person holding, or thereunto authorized in writing by, at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation.

     The Delaware GCL permits any stockholder to inspect the stockholder's list for a purpose reasonably related to such person's interest as a stockholder and, during the 10 days preceding the stockholder's meeting, for any purpose germane to that meeting.

CHANGES IN CERTIFICATE OF INCORPORATION AND BY-LAWS

     The Delaware Certificate differs from the Certificate of Incorporation of the Company primarily as a result of differences between the Delaware GCL and the New York BCL. The By-laws of the two corporations likewise differ primarily as a result of differences between the Delaware GCL and the New York BCL and the Delaware Certificate and the Certificate of Incorporation of the Company. Set forth below is a discussion of certain significant changes set forth in the Delaware Certificate.

     Change of Company Purposes. The purpose for which the Company was formed as set forth in its Certificate of Incorporation initially adopted in 1946 included purposes primarily related to the wholesale distribution and retail sale of toys. The Company has recently taken steps to sell or discontinue its wholesale operations. The Company is now engaged primarily in the specialty retail children's entertainment products business. Moreover, the Company may elect to pursue other activities in the future. The Delaware Certificate states broadly that the Company's purpose is to engage in any lawful activity, which is the customary purpose clause for modern corporations.

     Change in Par Value of Authorized Capital Stock. The Delaware Certificate authorizes the Company to issue the same number of shares of Common Stock and Preferred Stock as does the Certificate of Incorporation of the Company, but sets the par value of both such classes of stock at $.001 par value per share instead of the $.10 par value per share of Common Stock and $1.00 par value per share of Preferred Stock set forth in the Company's Certificate of Incorporation. The purpose and effect of this change is to minimize the annual franchise tax payable by the Company.

     Indemnification and Elimination of Liability. The Delaware Certificate and the By-laws of the Delaware Company contain indemnification provisions requiring indemnification and advancement of expenses to directors and officers and eliminating the personal liability of directors to the fullest extent permitted by the Delaware GCL. The provision is parallel to the provision of the Company's Certificate of Incorporation eliminating the liability of directors of the Company to the extent permitted by the New York BCL.

     Transactions with Affiliates. The Delaware Certificate does not contain provisions requiring special authorization in respect of certain transactions with affiliated stockholders, since the purpose of the provisions to this effect in the Company's Certificate of Incorporation is addressed by Section 203 of the Delaware GCL.

RIGHTS OF DISSENTING STOCKHOLDERS

     Because the Company will not be technically the "surviving corporation," stockholders of the Company who do not vote in favor of the Reincorporation Proposal may have the right to seek to obtain payment in cash of the fair value of their shares by complying with the requirements of Section 623 of the New York BCL. The dissenting stockholder must file with the Company before a taking of the vote on the Reincorporation Proposal a written objection including a statement of intention to demand payment for shares and stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of such shares if the Merger is consummated. Such stockholder may not dissent as to less than all shares owned. Within ten days after the vote of stockholders authorizing the Reincorporation Proposal, the Company must give written notice of such authorization to each such dissenting stockholder. Within twenty days after the filing of such notice, any stockholder to whom the Company failed to give notice of the Special Meeting who elects to dissent from the Merger must file with the Company a written notice of such election, stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of the shares. Such stockholder may not dissent as to less than all shares owned. At the time of filing the notice of election to dissent or within one month thereafter, dissenting stockholders must submit certain certificates representing shares to the Company or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder. Failure to submit the certificates may result in the loss of dissenter's rights. Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent, or within 15 days after consummation of the Merger, whichever is later (but not later than ninety days after the stockholders' vote authorizing the Merger), the Company must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. If the Company and the dissenting stockholder are unable to agree as to such value, Section 623 provides for judicial determination of value. A negative vote on the Reincorporation Proposal does not constitute a written objection required to be filed by an objecting stockholder. Failure by a stockholder to vote against the Reincorporation Proposal, however, will not constitute a waiver of rights under
Section 623 provided that a written objection has been properly filed and such stockholder has not voted in favor of the Reincorporation Proposal.

     The foregoing does not purport to be a complete statement of the provisions of Section 623 and is qualified in its entirety by reference to said Section.

     Because the Reincorporation Proposal does not involve any change in the nature of the Company's business but is a technical matter only, management hopes that no stockholder will exercise a dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after stockholder approval, if for any reason the Board of Directors determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof. THE BOARD OF DIRECTORS CURRENTLY INTENDS TO ABANDON THE MERGER IN THE EVENT THAT ITS CONSUMMATION WOULD RESULT IN STOCKHOLDERS REPRESENTING MORE THAN A NOMINAL NUMBER OF SHARES BEING ENTITLED TO APPRAISAL RIGHTS.

FEDERAL INCOME TAX CONSEQUENCES

     Holders of the Company's Common Stock who do not exercise their dissenters' rights will not recognize gain or loss for federal income tax purposes as a result of the Merger and the conversion of their shares into shares of the Delaware Company. The basis of the shares of the Delaware Company in the hands of each stockholder will be the same as the basis of the holder's shares of the Company, and the holding period for shares of the Delaware Company will include the holding period for shares of the Company, provided that the shares of the Company were held as capital assets at the date of the Merger. Stockholders who exercise their dissenters' rights to obtain payment for their shares will recognize such gain or loss.


           VOTE REQUIRED FOR APPROVAL OF THE REINCORPORATION PROPOSAL

     Approval of the Reincorporation Proposal will require the affirmative vote of two-thirds of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Special Meeting. Proxies solicited by the Board of Directors will be voted for the Reincorporation Proposal, unless stockholders specify otherwise.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE REINCORPORATION PROPOSAL.

              PROPOSAL 2:  TO APPROVE THE CHANGE IN THE COMPANY'S
                           NAME TO NOODLE KIDOODLE, INC.


     In July 1995, the Board of Directors adopted, subject to stockholder approval, an amendment of the Company's Certificate of Incorporation to change the name of the Company to "Noodle Kidoodle, Inc." The current name of the Company is Greenman Bros. Inc.

     The Company was incorporated under the name Greenman Bros. Inc. in 1946. At the time the Company's name represented its roots as a family business. Over the years the name became associated with the Company's primary business, the wholesale toy, housewares and most recently, stationery business. The Company has recently taken steps to sell or discontinue its wholesale business in order to redeploy its capital to expand its retail business.

     Despite some feelings of nostalgia, the Board of Directors believes it is appropriate at this time to adopt, as the Company's name, the name Noodle Kidoodle, Inc., by which the Company's new and growing retail operations are known.

     The new name -- Noodle Kidoodle, Inc. -- will shed the dated imagery associated with the past. At the same time, it will further serve to identify the Company as what it is today -- an innovative specialty retailer of children's edu-tainment products which focuses on stimulating, educational and non-violent merchandise in a fun and interactive environment.

     There will be relatively little cost associated with the name change. Virtually no advertising will be required, for example, because the Company's new retail operations are already widely known by the name Noodle Kidoodle.

     If the Change of Name Proposal is adopted by the Company's stockholders, such proposal will become effective on the date the Merger is effected if the Reincorporation Proposal is approved by the Company's stockholders, and on the date a certificate of amendment is filed in New York, the Company's state of incorporation, if the Reincorporation Proposal is not so approved.

           VOTE REQUIRED FOR APPROVAL OF THE CHANGE OF NAME PROPOSAL

     Approval of the Change of Name Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Special Meeting. Proxies solicited by the Board of Directors will be voted for the Change of Name Proposal, unless stockholders specify otherwise.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE CHANGE IN THE COMPANY'S NAME.

              PROPOSAL 3:  TO INCREASE THE AUTHORIZED SHARES OF
                           PREFERRED STOCK OF THE COMPANY BY 500,000
                           SHARES

              The Company's Certificate of Incorporation currently authorizes the Company to issue up to 500,000 shares of Preferred Stock. During 1988, 440,000 of such authorized shares of Preferred Stock were designated Series A Junior Participating Preferred Stock in connection with the Company's adoption of a poison pill. As a result, the number of authorized, non-designated shares of Preferred Stock available for issuance by the Company in the future has been greatly reduced. Hence, much of the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Preferred Stock has been lost. The Increase in Preferred Stock Proposal, by increasing the shares of authorized Preferred Stock to 1,000,000 from 500,000, if adopted, will restore the Company's ability to take such actions by increasing the number of authorized undesignated shares of Preferred Stock from 60,000 to 560,000.

              The Company has no current plans or proposals for the issuance of shares of Preferred Stock. As is the case with the already authorized shares of Preferred Stock, if such stock were issued, the terms could include provisions which could have an anti-takeover effect. Subject to compliance with applicable laws and regulations, the Board of Directors in most instances could authorize the issuance of all or part of such shares at any time for any proper corporate purpose without further stockholder action.

              If the Increase in Preferred Stock Proposal is adopted by the Company's stockholders, such proposal will become effective on the date the Merger is effected if the Reincorporation Proposal is approved by the Company's stockholders, and on the date a certificate of amendment is filed in New York, the Company's state of incorporation, if the Reincorporation Proposal is not so approved.


              VOTE REQUIRED FOR APPROVAL OF THE INCREASE IN PREFERRED STOCK PROPOSAL

              Approval of the Increase in Preferred Stock Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Special Meeting. Proxies solicited by the Board of Directors will be voted for the Increase in Preferred Stock Proposal, unless stockholders specify otherwise.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE ADDITIONAL SHARES OF PREFERRED STOCK.


              PROPOSAL 4:  TO INCREASE THE AUTHORIZED SHARES OF COMMON
                           STOCK OF THE COMPANY BY 5,000,000 SHARES

              The Company's Certificate of Incorporation currently authorizes the Company to issue up to 10,000,000 shares of Common Stock. The Company currently has issued and outstanding 5,369,190 shares of Common Stock and has reserved an additional 868,809 shares of Common Stock for issuance upon exercise of options authorized for issuance under the Company's stock option
plans.   As a result, the number of authorized, non-designated shares of Common
Stock available for issuance by the Company in the future has been greatly reduced. Hence, much of the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been lost. The Increase in Common Stock Proposal, by increasing the shares of authorized Common Stock to 15,000,000 from 10,000,000, if adopted, will restore the Company's ability to take such actions by increasing the number of authorized unissued and undesignated shares of Common Stock from 3,762,001 to 8,762,001.

              If the Increase in Common Stock Proposal is adopted by the Company's stockholders, such proposal will become effective on the date the Merger is effected if the Reincorporation Proposal is approved by the Company's stockholders, and on the date a certificate of amendment is filed in New York, the Company's state of incorporation, if the Reincorporation Proposal is not so approved.


              VOTE REQUIRED FOR APPROVAL OF THE INCREASE IN COMMON STOCK
PROPOSAL

              Approval of the Increase in Common Stock Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Special Meeting. Proxies solicited by the Board of Directors will be voted for the Increase in Common Stock Proposal, unless stockholders specify otherwise.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE ADDITIONAL SHARES OF COMMON STOCK.


              PROPOSAL 5:  INCREASE IN ANNUAL AUTOMATIC OPTION GRANTS TO
                           OUTSIDE DIRECTORS AND OPTIONS AUTHORIZED UNDER THE OUTSIDE DIRECTORS' 1994 STOCK OPTION PLAN

              In 1994, the Board of Directors and the stockholders adopted the Plan. In light of the perceived duties and responsibilities of the Company's Outside Directors and the need to attract qualified candidates for such positions, the Board of Directors has approved an amendment to the Plan to increase the automatic annual grants of options to Outside Directors to 4,000 from 1,000, subject to stockholder approval. Accordingly, there will be presented to the meeting a proposal (i) to increase the automatic annual grants under the Plan to each non-employee director ("Outside Director") of the Company to options to purchase 4,000 shares of Common Stock from options to purchase 1,000 shares of Common Stock; and (ii) to increase the total number of shares authorized for issuance under the Plan to 75,000 from 125,000. The increase will be effected by amending the Plan and will become effective immediately upon stockholder approval thereof.

              The Board of Directors believes that the Company's current cash and option compensation of its Outside Directors is inadequate in light of the duties and responsibilities of such Directors. In order to continue to attract qualified candidates for such positions who can contribute to the Company's growth in the retail market, and in light of the directors' compensation being paid by other public companies, the Board of Directors believes it to be appropriate to increase the annual grants of options under the Plan to 4,000 per year.

              In connection with such proposed increase in grants under the Plan, the Board of Directors proposes to increase the number of shares authorized for issuance and options available to be granted under the Plan to 125,000, from 75,000. The Company currently has six Outside Directors, and after filling a vacant seat on the Board, anticipates having seven Outside Directors. Assuming stockholder approval of the increase in number of options granted to Outside Directors, the proposed increase in the total number of shares authorized for issuance under the Plan will provide the Plan with sufficient authorized shares to support the automatic grants for 3.6 years rather than only the 1.8 years, supported by the number of shares currently authorized.

                               NEW PLAN BENEFITS

---------------------------------------------------------------------------------------------------------------
                                                   Plan Name
---------------------------------------------------------------------------------------------------------------
                     Name and Position                          Dollar Value ($)          Number of Units
---------------------------------------------------------------------------------------------------------------
 Stanley Greenman
 Chairman of the Board,                                                --                        --
 Chief Executive Officer
 and Treasurer
                                                             --------------------------------------------------
 Stewart Katz
 President,                                                            --                        --
 Chief Operating Officer
 and Assistant Secretary
                                                             --------------------------------------------------
 William A. Johnson, Jr.
 Vice President,                                                       --                        --
 Chief Financial Officer
 and Secretary
                                                             --------------------------------------------------
 Executive Group                                                       --                        --
                                                             --------------------------------------------------
 Non-Executive Director Group                                          --                    28,000(1)
                                                             --------------------------------------------------
 Non-Executive Officer Employee Group                                  --                        --
                                                             --------------------------------------------------

---------------------------------------------------------------------------------------------------------------





----------------------------------

     (1) Per Year. Reflects an increase of 21,000 (18,000 if the currently vacant position on the Board of Directors is not filled by an Outside Director) in the automatic annual grants under the Plan from such grants under the Plan as currently in effect.

GENERAL

              The Plan provides for an automatic annual grant of options to purchase shares of Common Stock to each member of the Board of Directors who is not an employee of the Company or any subsidiary ("Eligible Director"); there are currently six Eligible Directors. Any person who is initially elected to the Board of Directors after the date of adoption of the Plan, and who satisfies the definition of Eligible Director, will be granted an option for 5,000 shares upon such election. As of each April 26 thereafter, under the Plan provisions currently in effect, each person who is then an Eligible Director and who has been an Eligible Director for at least six months is automatically granted an option for 1,000 shares under the Plan. The Plan Increase Proposal would increase the annual grant to an option to purchase 4,000 shares.

              Each stock option granted under the Plan becomes exercisable on the first anniversary of grant as to one-half of the shares subject thereto and on the second anniversary as to the remaining shares. Options granted under the Plan expire on the fifth anniversary of grant. Options granted under the Plan remain exercisable for 90 days (but not beyond its expiration date) following termination of the optionee's Board membership for a reason other than death or cause; an option remains exercisable for one year (but not beyond its expiration date) following the optionee's death while a member of the Board or during the aforementioned 90-day period. Except as provided in the preceding sentence, any option held by a person who is no longer a member of the Board will be null and void.

              The exercise price per share payable upon the exercise of each option granted under the Plan is equal to the closing price of Common Stock on the date of the grant. The exercise price is payable in cash and/or by surrender of shares of Common Stock having a fair market value on the date of exercise equal to part or all of the exercise price.

              The Plan currently provides for the issuance of a total of up to 75,000 authorized and unissued shares of Common Stock, treasury shares and/or shares acquired by the Company for purposes of the Plan. Generally, shares subject to an option that remain unissued upon expiration or cancellation of the option are available for other grants under the Plan. In the event of a stock dividend, stock split, recapitalization or the like, the Board of Directors will equitably adjust the aggregate number of shares subject to the Plan, the number of shares subject to each outstanding option, and the exercise price of each outstanding option.

ADMINISTRATION

              To the extent that administrative measures are required, the Plan is administered by the Board of Directors.

              The Plan terminates five years after the date it was adopted by the Board of Directors, but all awards under the Plan will remain in effect in accordance with their terms. The Board of Directors may suspend, discontinue, revise or amend the Plan at any time or from time to time, except that amendments affecting the size, timing and pricing of option grants and the definition of Eligible Director may generally not be made more frequently than every six months; provided, however, that stockholder approval shall be obtained for any amendment for which such approval is required for compliance with Rule 16b-3 promulgated under the 1934 Act or with any other law, regulation or rule.

FEDERAL INCOME TAX CONSEQUENCES OF DIRECTORS' PLAN AWARDS

              The following brief description of the tax consequences of awards under the Plan is based on present Federal tax laws, and does not purport to be a complete description of the Federal tax consequences of the Plan.

              There are generally no Federal tax consequences either to the optionee or the Company upon the grant of an option. On exercise of an option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income, and generally be deductible for tax purposes by the Company. The disposition of shares of Common Stock acquired upon exercise of a stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

            VOTE REQUIRED FOR APPROVAL OF THE PLAN INCREASE PROPOSAL

              Approval of the Plan Increase Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Special Meeting. Proxies solicited by the Board of Directors will be voted for the Plan Increase Proposal, unless stockholders specify otherwise.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE PLAN INCREASE.


STOCKHOLDER PROPOSALS

              Stockholder proposals for the 1996 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 105 Price Parkway, Farmingdale, New York 11735, not later than January 26, 1996 for inclusion in the 1996 proxy statement and form of proxy.


                                 OTHER MATTERS

              Other than the matters specified above, the Company is unaware of any matter that will be brought before the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment.

                                         On behalf of the Board of Directors,

                                         /s/ Stanley Greenman

                                         STANLEY GREENMAN
                                         Chairman of the Board and
                                         Chief Executive Officer

Farmingdale, New York
November 13, 1995

                                INDEX TO ANNEXES

ANNEX I                    Agreement and Plan of Merger of Greenman Bros. Inc.
                           and Noodle Kidoodle, Inc.




                              INDEX TO APPENDICES

APPENDIX I                 Greenman Bros. Inc. Outside Directors' 1994 Stock
                           Option Plan

                                                                         ANNEX I

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                              GREENMAN BROS. INC.
                            (A NEW YORK CORPORATION)
                                      AND
                             NOODLE KIDOODLE, INC.,
                            (A DELAWARE CORPORATION)


          AGREEMENT AND PLAN OF MERGER, dated as of December__, 1995, by and between GREENMAN BROS. INC. a New York corporation ("Greenman"), and NOODLE KIDOODLE, INC., a Delaware corporation ("Surviving Corporation").

                              W I T N E S S E T H:

          Greenman is a corporation duly organized and existing under the laws of the State of New York.

          Surviving Corporation is a corporation duly organized and existing under the laws of the State of Delaware.

          The authorized number of shares of Greenman is 10,500,000 shares of which (i) 500,000 shares are Preferred Stock, $1.00 par value per share, of which no shares are currently outstanding, and (ii) 10,000,000 shares are Common Stock, par value $.10 per share (the "Common Stock"), of which __________ shares are outstanding and entitled to vote.

          The authorized number of shares of Surviving Corporation is 16,000,000 shares of which (i) 1,000,000 shares are Preferred Stock, $.001 par value per share of which no shares are currently outstanding, and (ii) 15,000,000 shares are Common Stock, $.001 par value.

          The Boards of Directors of Greenman and Surviving Corporation deem it advisable for the mutual benefit of Greenman and Surviving Corporation, and their respective shareholders, that Greenman be merged with and into Surviving Corporation and have approved this Agreement and Plan of Merger (the "Agreement").

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and provisions hereinafter contained, the parties hereto agree that, in accordance with the applicable laws of the States of New York and Delaware, Greenman shall be, at the Effective Date of the Merger (as hereinafter defined), merged with and into Surviving Corporation, which shall be the surviving corporation, and that the terms and conditions of such merger and the mode of carrying it into effect shall be as follows:

                                   ARTICLE I

                                     Merger

     1.1 On the Effective Date of the Merger, Greenman shall be merged with and into Surviving Corporation. The separate existence of Greenman shall cease and Surviving Corporation shall continue in existence and, without other transfer, succeed to and possess all the properties, rights, privileges, immunities, powers, purposes and franchises, of a public, as well as of a private nature, and shall be subject to all of the obligations, liabilities, restrictions, disabilities and duties of Greenman and Surviving Corporation, all without further act or deed, as provided in Section 259 of the Delaware General Corporation Law.

     1.2 All rights of creditors and all liens upon the property of either Greenman or Surviving Corporation shall be preserved unimpaired by the Merger, and all debts, liabilities, obligations and duties, including, but not limited to, the obligations of Greenman pursuant to any existing guarantees, leases, stock options or other contracts or agreements, of either Greenman or Surviving Corporation shall, on the Effective Date of the Merger, become the responsibility and liability of Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it. All corporate acts, plans (including but not limited to stock option plans), policies, arrangements, approvals and authorizations of Greenman, its shareholders, board of directors, officers and agents, which were valid and effective immediately prior to the Effective Date of the Merger, shall be taken for all purposes as the acts, plans, policies, arrangements, approvals and authorizations of Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Greenman.

     1.3 Prior to the Effective Date of the Merger, Greenman and Surviving Corporation shall take all such action as shall be necessary or appropriate in order to effectuate the Merger. In case at any time after the Effective Date of the Merger Surviving Corporation shall determine that any further conveyance, assignment or other documents or any further actions necessary or desirable to vest in or confirm to Surviving Corporation full title to all the properties, assets, rights, privileges and franchises of Greenman, the officers and directors of Greenman, at the expense of Surviving Corporation, shall execute and deliver all such instruments and take all such action as Surviving Corporation may determine to be necessary or desirable in order to vest in and confirm to Surviving Corporation title to and possession of all such properties, assets, rights, privileges and franchises, and otherwise to carry out the purposes of this Agreement.

                                   ARTICLE II

                       Terms and Conditions of the Merger

     The terms and conditions of the Merger, including the manner and basis of converting the shares of capital stock of Greenman into shares of capital stock of Surviving Corporation shall be as follows:

     2.1 Certificate of Incorporation. From and after the Effective Date of the Merger and until thereafter amended as provided by law, the Certificate of Incorporation of Surviving Corporation in effect on the date hereof, as set forth in Exhibit A shall be the Certificate of Incorporation of Surviving Corporation.

     2.2 By-laws. The By-laws of Surviving Corporation in effect on the Effective Date of the Merger shall continue in force and be the By-laws of Surviving Corporation until altered, amended or repealed.

     2.3 Directors and Officers. The directors and officers of Greenman in office on the Effective Date of the Merger shall continue in office as, and be and constitute, the directors and officers of Surviving Corporation, each to hold office as provided by the By-laws until his successor shall have been elected and shall have qualified or until his earlier death, resignation or removal.

     2.4 Conversion of Outstanding Shares, Rights and Options. The manner and basis of converting the shares, rights and options to purchase shares of Greenman into shares, rights and options to purchase shares of Surviving Corporation, and the cancellation and retirement of shares of Surviving Corporation, shall be as follows:

          2.4.1 Each share of Common Stock, par value $.10 per share, of Greenman issued and outstanding, or held in the treasury of Greenman, on the Effective Date of the Merger shall forthwith and without the surrender of stock certificates or any other action, be converted into one fully-paid and non-assessable share of Common Stock, par value $.001 per share, of Surviving Corporation, issued and outstanding or held in the treasury of Surviving Corporation, as the case may be. All Rights attached to shares of Common Stock, pursuant to the Rights Agreement between Manufacturers Hanover Trust Company and Greenman dated as of May 6, 1988, as amended in 1991, shall forthwith, without any other action, be converted into an identical right attached to the shares of Common Stock, par value $.001 per share of the Surviving Corporation.

          2.4.2 Each option to purchase shares of Common Stock, par value $.10 per share, of Greenman which has been granted pursuant to any stock option plan of Greenman or otherwise, on the Effective Date of the Merger shall forthwith and without any action by the holder of such option, be converted into an option to purchase the same number of shares of Common Stock, par value $.001 per share, of Surviving Corporation on the same terms and with the same exercise price as such options contained immediately prior to the Effective Date of the Merger.

     2.5 Dividends. The holders of shares of Common Stock of Greenman shall be entitled to receive from Surviving Corporation (i) those dividends, if any, which were declared by the Board of Directors of Greenman prior to, but not yet paid, as of the Effective Date of the Merger and (ii) those dividends which may be declared by the Board of Directors of Surviving Corporation subsequent to the Effective Date of the Merger pursuant to the Certificate of Incorporation of Surviving Corporation, and no holder of shares of Common Stock of Greenman shall be entitled to any other dividends which might otherwise accrue on or prior to the Effective Date of the Merger.

                                  ARTICLE III

                    Procedures Regarding Stock Certificates

     From and after the Effective Date, each outstanding stock certificate theretofore representing shares of Common Stock of Greenman shall represent the same number of shares of Common Stock of Surviving Corporation. Each holder of a certificate or certificates theretofore representing shares of Common Stock of Greenman may, but shall not be required to, surrender the same to Surviving Corporation for cancellation and exchange or transfer, and each such holder or his transferee shall be entitled to receive certificates representing one share of the Common Stock of Surviving Corporation for each share of Common Stock of Greenman represented by the certificates surrendered. Until so surrendered for cancellation and exchange or transfer each outstanding certificate which, prior to the Effective Time, represented shares of Common Stock of Greenman, shall be deemed and treated for all purposes to represent the ownership of the same number of shares of the Common Stock of Surviving Corporation as though such surrender had taken place.

                                   ARTICLE IV

                                 Effective Date

     This Agreement shall be submitted to the stockholder of Surviving Corporation and the shareholders of Greenman at meetings which shall be convened on or prior to December 11, 1995, or such other dates as may be agreed on by the parties, as provided by the applicable laws of the States of New York and Delaware. If this Agreement is duly authorized and adopted by the requisite votes of the holder of Common Stock of Surviving Corporation and holders of Common Stock of Greenman and this Agreement is not terminated pursuant to the provisions of Article V hereof, then a certificate of merger shall be filed in accordance with the laws of the State of Delaware and a certificate of merger shall be filed in accordance with the laws of the State of New York. The Merger shall become effective upon the filing of the certificates of merger with the Secretaries of State of the States of New York and Delaware (the "Effective Date of the Merger").

                                   ARTICLE V

                   Approval of Shareholders ---- Termination

     5.1 This Agreement shall be submitted to the shareholders of Greenman and the stockholder of Surviving Corporation as provided by law, and it shall take effect and be deemed and be taken to be the Agreement and Plan of Merger of Greenman and Surviving Corporation upon the approval or adoption thereof by the shareholders of Greenman and the stockholder of Surviving Corporation, in accordance with the requirements of the laws of the State of New York and the State of Delaware, and upon the execution, filing and recording of such documents and the doing of such other acts and things as shall be required for accomplishing the merger under the provisions of the applicable statutes of the State of New York and of the State of Delaware.

     5.2 At any time prior to the filing of the certificates of merger with the Secretaries of State of the States of Delaware and New York, this Agreement may be terminated by the board of directors of either Greenman or Surviving Corporation, notwithstanding the approval of this Agreement by either or both of the shareholders of Greenman and the stockholder of Surviving Corporation, if for any reason the board of directors of Greenman or Surviving Corporation determines that it is inadvisable to proceed with the Merger, including, without limitation, giving consideration to the number of shares for which appraisal rights have been exercised and the cost to Greenman thereof.

     5.3 In the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 5.2, this Agreement shall become null and void and have no effect, without any liability on the part of either Greenman or Surviving Corporation or any of their respective shareholders, stockholders, directors or officers.

                                   ARTICLE VI

                  Certain Agreements of Surviving Corporation

     6.1 Surviving Corporation, as the surviving corporation, hereby agrees that it may be served with process in the State of New York in any proceeding for the enforcement of any liability or obligation of Greenman or of the rights of a dissenting shareholder of Greenman.

     6.2 Surviving Corporation, as the surviving corporation, hereby irrevocably appoints the Secretary of the State of New York as its agent to accept service of process in any action or proceeding described in Section 6.1.

     6.3 Surviving Corporation, as the surviving corporation, hereby agrees that it will promptly pay to dissenting shareholders, if any, of Greenman the amount, if any, to which such dissenting shareholders shall be entitled pursuant to the laws of the State of New York.

                                  ARTICLE VII

                                 Miscellaneous

     7.1 This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     7.2 The headings of the several articles herein have been inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, each of Greenman and Surviving Corporation, pursuant to authority duly given by resolutions adopted by its Board of Directors has caused these presents to be executed in its name by its President or a Vice-President and its corporate seal to be affixed and attested by its Secretary or an Assistant Secretary.



(Corporate Seal)              GREENMAN BROS. INC.
                                   (New York)


Attest:                       By:
                                 --------------------------

--------------------------
         Secretary




(Corporate Seal)              NOODLE KIDOODLE, INC.
                                   (Delaware)


Attest:                       By:
                                 ----------------------------

----------------------------
         Secretary

                                                                       EXHIBIT A
                          CERTIFICATE OF INCORPORATION

                                       OF

                             NOODLE KIDOODLE, INC.

          The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Title 8, Chapter 1, of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "Delaware General Corporation Law"), hereby certifies that:

          FIRST:    The name of the Corporation is Noodle Kidoodle, Inc.

          SECOND:   The address of the registered office of the Corporation in
Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation at such address is Corporation Service Company.

          THIRD:    The purpose of the Corporation is to engage in any lawful
act or activity for which corporations may be organized under the Delaware General Corporation Law.

          FOURTH:   The total number of shares which the Corporation is to be
authorized to issue is 15,000,000 shares of common stock, par value $.001 (the "Common Stock") and 1,000,000 shares of preferred stock, par value $.001 ("the Preferred Stock").

          A statement of the designations of the authorized classes of stock or of any series thereof, and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, or of the authority of the Board of Directors to fix by resolution or resolutions such designations and other terms not fixed by the Certificate of Incorporation, is as follows:

               (a) The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation, subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board of Directors being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination or fixing of the following:

                    (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

                    (ii) The dividend rate of such series, the conditions and times upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

                    (iii) The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

                    (iv) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                    (v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

                    (vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                    (vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution, or upon the distribution of assets of the Corporation;

                    (viii) Any other powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

               (b) The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the rates fixed by the Board of Directors for such series, and no more, before any dividends, other than dividends payable in Common Stock, shall be declared and paid, or set apart for payment, on the Common Stock with respect to the same dividend period.

               (c) Whenever, at any time, dividends on the then outstanding Preferred Stock, as may be required with respect to any series outstanding, shall have been paid or declared and set apart for payment on the applicable series of the then outstanding Preferred Stock, and after complying with respect to any retirement or sinking fund or funds for any series of Preferred Stock, the Board of Directors may, subject to the provisions of the resolution or resolutions creating any series of Preferred Stock, declare and pay dividends on the Common Stock, and the holders of shares of the Preferred Stock shall not be entitled to share therein.

               (d) The holders of shares of the Preferred Stock of each series shall be entitled upon liquidation or dissolution or upon the distribution of the assets of the Corporation to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all assets of the Corporation remaining.

               (e) At all meetings of the stockholders of the Corporation, the holders of shares of the Common Stock shall be entitled to one vote for each share of Common Stock held by them. Except as otherwise provided by a resolution or resolutions of the Board of Directors creating any series of Preferred Stock or by the Delaware General Corporation Law, the holders of shares of the Common Stock issued and outstanding shall have and possess the exclusive right to notice of stockholders' meetings and the exclusive power to vote.

               (f) The designation, powers preferences and rights of the Series A Junior Participating Preferred Stock are as follows:

          Section 1. Designation and Amount. The Corporation is authorized to issue shares of a series of Preferred Stock which shall be designated as "Series A Junior Participating Preferred Stock," $.001 per share, and the number of shares constituting such series shall be 440,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

          Section 2.     Dividends and Distributions.

          (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock in preference to the holders of shares of Common Stock, of the Corporation and any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of January, April, July, and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00, or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after the date of the filing of this Certificate of Incorporation (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event (in the case of the declaration of a dividend payable in shares of Common Stock, assuming the payment of such dividend) and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock unless the date of issue of such shares is prior to the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for such Quarterly Dividend Payment Date and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

          Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

          (A) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event (in the case of the declaration of a dividend payable in shares of Common Stock, assuming the payment of such dividend) and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C)  (i)       If at any time dividends on any Series A Junior
Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "Default Period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each Default Period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors who shall serve in addition to such number of directors already serving and whose terms shall not be staggered or classified.

               (ii) During any Default Period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this
Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing Default Period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist, up to two (2) Directors, or, if such right is exercised at an annual meeting, to elect two
(2) Directors. If the number which may be so elected at any meeting because of vacancies in the Board of Directors or otherwise does not amount to the required number, the number of Directors shall automatically be increased to such number of Directors as shall be necessary to permit the election by the holders of Preferred Stock of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any Default Period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of

Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

               (iii) Unless the holders of Preferred Stock shall, during an existing Default Period, have previously exercised their right to elect Directors, the Board of Directors may order, or any shareholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

               (iv) In any Default Period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the Default Period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

               (v)       Immediately upon the expiration of a Default Period,
(x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in, or pursuant to, the Certificate of Incorporation or By-Laws irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or By-Laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors, even though less than a quorum.

          (D) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          Section 4.     Certain Restrictions.

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in
Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

               (i) declare or pay dividends on, make any other distributions on, or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

               (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

               (iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

          Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received per share, the greater of $25.00 or 100 times the payment to be made per share of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause
(ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating

Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

          (B) In the event there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of Series A Junior Participating Preferred Stock and such parity shares in proportion to their
respective liquidation preferences.   In the event there are not sufficient
assets available to permit payment in full of the Common Adjustment following payment in full of the Series A Liquidation Preference and the liquidation preference of all other series of Preferred Stock, if any, which rank of a parity with the Series A Junior Participating Preference Stock, then such remaining assets shall be distributed ratably to the holders of Common Stock.,

          (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event (in the case of the declaration of a dividend payable in shares of Common Stock, assuming the payment of such dividend) and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event (in the case of the declaration of a dividend payable in shares of Common Stock, assuming the payment of such dividend) and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

          Section 8. Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

          Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

          Section 10. Amendment. This Certificate of Incorporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock voting separately as a class.

          Section 11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

          FIFTH:    (a)  The number of Directors shall be nine, plus such
number as shall be added to the Board of Directors pursuant to Article FOURTH Paragraph 6 hereof. The directors shall not be required to be stockholders.

                    (b) With the exception of Directors added to the Board of Directors pursuant to Article FOURTH Section 3(C)(i) hereof, the Board of Directors shall be divided into three equal classes which shall be initially constituted as follows: three Class 1 Directors with terms expiring at the Annual Meeting of Stockholders in 1998; three Class 2 Directors with terms expiring at the Annual Meeting of Stockholders in 1996; and three Class 3 Directors with terms expiring at the Annual Meeting of Stockholders in 1997.

At each annual meeting of stockholders, Directors chosen to succeed those whose terms then expired shall be elected for a term of office expiring at the third succeeding Annual Meeting of Stockholders after their election.

                    (c) Except as required in the By-Laws no election of directors need be by written ballot.

          SIXTH:    The Board of Directors shall have the power to make, alter, or repeal By-Laws subject to the power of the stockholders to alter or repeal the By-Laws made or altered by the Board of Directors.

          SEVENTH: The personal liability of the Directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the Delaware General Corporation Law. If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a Director, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

          EIGHTH:   The Corporation, to the fullest extent permitted by the
provisions of Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented, shall indemnify each person who is or was an officer or Director of the Corporation and may indemnify any and all other persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors, and administrators successors, assigns and legal representatives of such a person.

          NINTH:    No contract or other transaction between the Corporation
and any other corporation shall be affected or invalidated by the fact that any one or more of the Directors of the Corporation is or are interested in, or is a director or officer, or are directors or officers of such other corporation, and any Director or Directors, individually or jointly, may be a party or parties to or may be interested in any contract or transaction of the Corporation or in which the Corporation is interested; and no contract, act or transaction of the Corporation with any persons, firms or corporations, shall be affected or invalidated by the fact that any Director or Directors of the Corporation is a party, or are parties, to or interested in such contract, act or transaction, or in any way connected with such persons, firms or corporations, and each and every person who may become a Director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or any firm or corporation in which he may be in any way interested.

          TENTH:     (a)  Except as set forth below, the affirmative vote of
the holders of not less than 80% of the total outstanding shares of the shares entitled to vote thereon shall be required to authorize:

          (i) any merger, reorganization or consolidation of the Corporation or of any subsidiary with or into any other corporation, person or other entity;

          (ii) any sale, lease, hypothecation, exchange or other disposition (in one transaction or in a series of related transactions) of all or any substantial part of the assets of the Corporation or of any subsidiary to or with any other corporation, person or other entity; or

          (iii) any issuance or transfer by the Corporation or by any subsidiary of any of its securities to any other corporation, person or other entity in exchange for assets or securities or a combination thereof, having an aggregate fair market value of 20% or more of the consolidated assets of the Corporation and its subsidiaries as of the end of the fiscal year of the Corporation immediately preceding the record date for determination of stockholders entitled to notice thereof and to vote thereon;

(the foregoing described transactions are referred to herein as "Special Actions") if in any such case, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon, the other corporation, person or other entity which is a party to a Special Action beneficially owns, directly or indirectly, 20% or more of the outstanding shares of capital stock of the Corporation (any such other corporation, person or other entity being referred to in this Article TENTH as a "Major Stockholder").

                    (b) For purposes of this Article TENTH, any corporation, person or other entity shall be deemed to be beneficial owner of any shares of Common Stock of the Corporation:

          (i)  which it owns directly, whether or not of record; or

          (ii) which it has the right to acquire pursuant to any agreement or understanding or upon the exercise to any agreement or understanding or upon the exercise of conversion rights, warrants or options or otherwise, whether or not presently exercisable; or

          (iii) which are beneficially owned, directly or indirectly (including shares deemed to be owned through application of clause (ii) above) by an "affiliate" or "associate" as those terms are defined herein; or

          (iv) which are beneficially owned, directly or indirectly by any other corporation, person or other entity (including any shares which such other corporation, person or other entity has the right to acquire pursuant to any agreement or understanding or upon the exercise of conversion rights, warrants or options or otherwise, whether or not presently exercisable) with which it or its "affiliates" or "associates" has any agreement or arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Common Stock of the Corporation.

For the purposes of this Article TENTH, the outstanding shares of Common Stock of the Corporation shall include shares deemed owned through the application of clauses (b)(ii), (iii) and (iv) above, but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants, options or otherwise.

                    (c) The provisions of this Article TENTH shall not apply to a Special Action if:

          (i)   the Board of Directors has voted to approve the Special
     Action; and

          (ii) a majority of those directors voting to approve the Special Action were duly elected and acting members of the Board of Directors prior to the time when the Major Stockholder involved in the Special Action in question first became a Major Stockholder.

                    (d)  For purposes of this Article TENTH:

          (i) the term "person" shall be read to include where appropriate: corporations, natural individuals and other entities;

          (ii) an "affiliate" of any specified person includes any person who directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;

          (iii) an "associate" of any specified person includes (1) any person of which the specified person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (2) any trust or other estate in which the specified person has a substantial beneficial interest or as to which the specified person serves as trustee or in a similar capacity, or (3) any relative or spouse of the specified person or any relative of such spouse, who has the same home as the specified person or any corporation which controls or is controlled by the specified person;

          (iv) a "subsidiary" means a corporation of which a majority of the outstanding shares of capital stock is owned by the Corporation directly, and/or indirectly through one or more other subsidiaries.

                    (e) The Board of Directors shall have the power and duty to determine for the purpose of this Article TENTH on the basis of information known to the Board whether any person is a Major Stockholder, affiliate or associate. Any such determination shall be conclusive and binding for all purposes of this Article TENTH.

                    (f) The provisions of this Article TENTH may only be amended or repealed by the vote of 80% of the outstanding Common Stock of the Corporation."

         ELEVENTH: The name and mailing address of the Sole Incorporator is as follows:

      Name              Mailing Address
      ----              ---------------
Fran LaVecchia      c/o Kramer, Levin, Naftalis,
                    Nessen, Kamin & Frankel
                    919 Third Avenue
                    New York, NY  10022

          I, the undersigned, being the incorporator, for the purpose of forming a corporation under the laws of Delaware, do make, file and record this Certificate of Incorporation, to certify that the facts herein stated are true, accordingly have set my hand this ____ day of ________, 1995.





                                                   -----------------------
                                                   Fran LaVecchia
                                                   Incorporator

                                                                      APPENDIX I

                              GREENMAN BROS. INC.
                   OUTSIDE DIRECTORS' 1994 STOCK OPTION PLAN


1.   Purpose

     The purpose of this Outside Directors' 1994 Stock Option Plan (the "Plan") is to provide an incentive to those directors of Greenman Bros. Inc. (the "Company") who are not employees of the Company to serve on the board of directors of the Company (the "Board") and to maintain and enhance the Company's long-term performance.

2.   Administration

     The terms of the stock options to be awarded under the Plan are set forth herein and may not be varied other than by amendment of the Plan in accordance with Section 9. To the extent that any administrative action is required in connection with the Plan, such action shall be taken by the Board, whose determination in such case shall be conclusive.

3.   Shares Available for Awards

     (a) Shares of common stock of the Company ("Common Stock") transferred upon the exercise of options granted under the Plan shall be authorized and unissued or treasury shares. Subject to Section 3(b), the aggregate number of shares of Common Stock which may be transferred pursuant to the Plan shall be 75,000 shares. Any shares of Common Stock that are subject to a stock option under the Plan and that have not been transferred at the time such option is cancelled or terminated shall again be available for awards under the Plan.

     (b) In the event of any change in the Common Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the Board shall equitably adjust the total number of shares of Common Stock that may be transferred under the Plan, the number of shares subject to each stock option then outstanding or subsequently granted under the Plan, and the exercise price of each such option. After any such adjustment, the number of shares subject to each option shall be rounded to the nearest whole number.

4.   Persons Eligible for Stock Options

     Stock options shall be granted under the Plan only to persons who are members of the Board and are not employees of the Company or any subsidiary thereof ("Eligible Directors").

5.   Grant of Stock Options

     (a) Every option granted under the Plan shall be subject to the terms and conditions set forth in the Plan, and shall be evidenced by an option agreement which shall not be inconsistent with the provisions of the Plan.

     (b) Upon the initial election to the Board, after the date the Plan is adopted by the Board, of any person who satisfies the definition of Eligible Director, such person shall be granted an option to purchase 5,000 shares of Common Stock.

     (c) As of April 26, 1994, and each April 26 thereafter, each person who is then an Eligible Director and who has been an Eligible Director for at least six months shall be granted an option to purchase 1,000 shares of Common Stock.

6.   Terms of Stock Options

     (a) The exercise price per share of Common Stock under each option shall be equal to the fair market value per share of Common Stock on the date of option grant as defined in section 1.6.1 of the Company's 1994 Stock Incentive Plan.

     (b) Each option granted under the Plan shall have a term of 5 years. Subject to the requirement of shareholder approval set forth in Section 11, each option granted under the Plan shall become exercisable as to 50 percent of the shares subject thereto on the first anniversary of the date of grant, and as to the remaining 50 percent of the shares subject thereto on the second anniversary of the date of the grant. An option may be exercised from time to time for all or part of the shares as to which it is then exercisable.

7.   Exercise of Options

     (a) An option shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Company shall prescribe, accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (ii) by delivery of shares of Common Stock acquired prior to the option exercise date and having a fair market value as of the exercise date equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price.

     (b) Promptly after receiving payment of the full option exercise price, the Company shall deliver to the Eligible Director, or to such other person as may then have the right to exercise the option, a certificate for the shares of Common Stock for which the option has been exercised. The holder of a stock option shall have none of the rights of a shareholder with respect to the shares subject to the option until such shares shall be transferred to the holder upon the exercise of the option.

     (c) To the extent necessary for compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, no option granted under the Directors' Plan shall be assignable or transferable. No assignment or transfer may be made without consent of the Board.

8.   Termination of Directorship

     (a) If an optionee's membership on the Board terminates for any reason other than death or for cause, he may exercise any outstanding option to the extent that he was entitled to exercise it on the date of termination. Exercise must occur within 90 days after termination, but in no event may any exercise occur after the expiration date of the option.

     (b) If an optionee dies while serving on the Board, or during the period in which an option is exercisable pursuant to paragraph (b) of this Section 8, any outstanding option shall be exercisable to the extent that the optionee was entitled to exercise it on the date of death. Exercise must occur by the earlier of the first anniversary of death or the expiration date of the option. Such exercise shall be made only by the optionee's executor or administrator, unless his will specifically disposes of the option, in which case exercise shall be made only by the recipient of such specific disposition.

     (c) Except as provided in paragraph (a) or (b) of this Section 8, any unexercised option held by a person who is no longer a member of the Board shall be null and void.


9.   Amendment of the Plan

     The Board may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that Sections 4, 5 and 6 may not be amended more than once every six months except as may be necessary to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the regulations thereunder; and further provided, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Common Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation.

10.  Investment Representation; Registration of Shares

     (a) The Board may require each person acquiring shares of Common Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares for investment without a view to distribution thereof.

     (b) Nothing in the Plan shall be construed to require the Company to register, under the Securities Act of 1933, any shares of Common Stock transferred upon exercise of an option.

11.  Effective Date and Term of Plan

     (a) The Plan and any amendment thereto shall become effective upon adoption by the Board; provided, that no option granted under the Plan may be exercised prior to the date on which the shareholders of the Company approve the Plan or applicable amendment by majority vote. If such approval is not obtained within twelve (12) months following adoption of the Plan by the

Board, the Plan and any options granted under it shall be null and void.

     (b) Unless terminated sooner by action of the Board, the Plan shall terminate on the fifth anniversary of the date of adoption. Options outstanding upon Plan termination shall continue in effect in accordance with their terms.


12.  Governing Law

     All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.


13.  Section Headings

     The Section headings herein are for purposes of convenience only and are not intended to define or limit the contents of the Sections.

                                    PROXY

                             GREENMAN BROS. INC.

                       Special Meeting of Stockholders

                   To Be Held on Monday, December 11, 1995


     The undersigned stockholder of GREENMAN BROS. INC. hereby appoints
STANLEY GREENMAN, STEWART KATE, and JOSEPH MADENBERG or any of them, with full power of substitution in each, attorneys and proxies for the undersigned, to vote all shares of Common Stock of Greenman Bros. Inc. which the undersigned could vote if personally present at a Special Meeting of Stockholders thereof to be held at Chemical Bank, 395 North Service Road, Melville, New York on December 11, 1995 at 3:00 o'clock in the afternoon and at any adjournment or adjournments thereof for the purposes of (1) the Reincorporation Proposal; (2) the Change of Name Proposal; (3) the Increase in Preferred Stock Proposal; (4) the Increase in Common Stock Proposal; (5) the Plan Increase Proposal; and (6) such other business as may properly come before the meeting.

If not otherwise specified, the proxies will vote in accord with the directors' recommendations listed on the reverse side of this card and, at their discretion, on any other matter that may properly come before the meeting and any adjournment or adjournments thereof.

              (Continued and to be signed on the reverse side.)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS

                                                  FOR     AGAINST   ABSTAIN

1.   REINCORPORATION PROPOSAL                     / /       / /       / /

2.   CHANGE OF NAME PROPOSAL                      / /       / /       / /

3.   INCREASE IN PREFERRED STOCK PROPOSAL         / /       / /       / /

4.   INCREASE IN COMMON STOCK PROPOSAL            / /       / /       / /

5.   PLAN INCREASE PROPOSAL                       / /       / /       / /

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Dated: ______________________________, 1995

_____________________________________

_____________________________________

(Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, EACH holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.